GUARANTY


        GUARANTY, dated as of June 9, 1999 (this "Guaranty"), from KEYSPAN CORPORATION (d/b/a KeySpan Energy), a New York corporation (the "Guarantor"), in favor of LIC FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lessor"), and its successors and assigns.

        WHEREAS, the Guarantor wishes to induce the Lessor to enter into a certain Lease (as defined below) with a Subsidiary (as defined below) of the Guarantor; and

        WHEREAS, the Lessor is unwilling to enter into the Lease unless the Guarantor enters into this Guaranty;

        NOW, THEREFORE, in order to induce the Lessor to enter into the Lease, the Guarantor hereby agrees as follows:

                                    SECTION 1

                                 DEFINED TERMS;
                              RULES OF CONSTRUCTION

        1.1Definitions. As used in this Guaranty, capitalized terms defined and used herein or in Exhibit A but not otherwise defined herein or in Exhibit A shall have the meanings set forth in the Lease.

     1.2Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

        1.3Use of Certain Terms. Unless the context of this Guaranty requires otherwise, the plural includes the singular, the singular includes the plural, and "including" has the inclusive meaning of "including without limitation." The words "hereof," "herein," "hereby," "hereunder" and other similar terms of this Guaranty refer to this Guaranty as a whole and not exclusively to any particular provision of this Guaranty. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the Person or Persons may require.

        1.4Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Guaranty. Unless otherwise provided, references to Articles, Sections, Schedules and Exhibits shall be deemed references to Articles, Sections, Schedules and Exhibits of this Guaranty. References to this Guaranty and any other Operative Document include this Guaranty and the other Operative Documents as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof. A reference to any law shall mean that law as it may be amended, modified or supplemented from time to time, and any successor law. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Guaranty governing the assignment of rights and obligations under or the binding effect of any provision of this Guaranty.

                                    SECTION 2

                                    GUARANTY

        2.1Guaranty. Subject to the terms and conditions in this Guaranty, the Guarantor absolutely, unconditionally and irrevocably guarantees to the Lessor and each Related Assignee that (i) all Payment Obligations will be promptly paid in full as and when due in accordance with the terms thereof whether at the stated due date, by acceleration or otherwise, and (ii) the Lessee will duly and punctually perform, comply with and observe all Covenant Obligations as and when required in accordance with the terms thereof, in each case, without regard to whether such Obligation is direct or indirect, absolute or contingent, now or hereafter existing or owing, voluntary or involuntary, created or arising by contract, operation of law or otherwise or incurred or payable before or after commencement of any proceedings by or against the Lessee under any bankruptcy law.

        If an event permitting the exercise of remedies under the Operative Documents shall at any time have occurred and be continuing and such exercise, or any consequences thereof provided in the Operative Documents, shall at such time be prevented by reason of the pendency against the Lessee of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, solely for purposes of this Guaranty and its obligations hereunder, the Obligations and all other amounts payable under the Operative Documents shall be deemed to have been declared in default, with all attendant consequences as provided in the Operative Documents as if such declaration of default and the consequences thereof had been accomplished in accordance with the terms of the Operative Documents, and the Guarantor shall forthwith pay any amounts guaranteed hereunder, without further notice or demand.

        2.2Guaranty Absolute. This Guaranty is an absolute, unlimited and continuing guaranty of performance and payment (and not of collection) of the Obligations. This Guaranty is in no way conditioned upon any attempt to collect from the Lessee or upon any other event or contingency, and shall be binding upon and enforceable against the Guarantor without regard to the validity, regularity or enforceability of any Operative Document or the Notes, or of any term thereof.

        The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provision in the Lease limiting the liability of any Person, or any agreement by a trustee or a Noteholder under a Financing Arrangement to look for payment with respect thereto, solely to certain property and other collateral as described in the Operative Documents. Without limiting the foregoing, it is agreed and understood that (a) repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Lessee shall be in default with respect to the Obligations under the terms of the Lease, and (b) notwithstanding the recovery hereunder for or in respect of any given default with respect to the Obligations by the Lessee under the Lease, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default with respect to the Obligations.

        2.3Reinstatement. In case any Operative Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Lessee or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, the Guarantor's obligations hereunder shall continue to the same extent as if such agreement had not been so rejected. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment to the Lessor or any Related Assignee of the Obligations or any part thereof is rescinded or must otherwise be returned by the Lessor or such Related Assignee upon the insolvency, bankruptcy or reorganization of the Lessee, or otherwise, as though such payment to the Lessor or such Related Assignee had not been made.

        2.4Enforcement. The Guarantor shall pay all costs, expenses and damages incurred (including reasonable attorneys' fees and disbursements) in connection with the enforcement of the Obligations to the extent that such costs, expenses and damages are not paid by the Lessee, and in connection with the enforcement of the obligations of the Guarantor under this Guaranty.

        2.5Guaranty Not Subject to Setoff, etc. The obligations of the Guarantor hereunder shall not be subject to any counterclaim, setoff, deduction or defense (other than payment or performance) based upon any claim the Guarantor or the Lessee may have against the Lessor or any Related Assignee or any claim the Guarantor may have against the Lessee or any other Person and shall remain in full force and effect without regard to, and shall not be released, discharged, reduced or in any way affected by any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof) which might constitute a legal or equitable discharge or defense including, but not limited to, (a) the amending, modifying, supplementing or terminating (by operation of law or otherwise), expressly or impliedly, of any Operative Document, or any other instrument applicable to the Lessee or to its Obligations, or any part thereof; (b) any failure on the part of the Lessee to perform or comply with any term of any Operative Document or any failure of any other Person to perform or comply with any term of any Operative Document; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of any Operative Document or this Guaranty, whether or not the Lessor, the Lessee or the Guarantor has notice or knowledge of any of the foregoing; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Lessor, the Guarantor or the Lessee, or their respective properties or their creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional security or any release of any security (and the Guarantor authorizes the Lessor or each Related Assignee to furnish, accept or release said security); (f) any limitation on the liability or Obligations of the Lessee under any Operative Document (except as expressly set forth therein) or any termination (by operation of law or otherwise), cancellation (by operation of law or otherwise), frustration or unenforceability, in whole or in part, of any Operative Document or the Notes, or any term thereof; (g) any lien, charge or encumbrance on or affecting the Guarantor's, the Lessor's or the Lessee's respective assets and properties; (h) any act, omission or breach on the part of the Lessor or any Related Assignee under any Operative Document, or any other agreement at any time existing between the Lessor and the Lessee or any other law, governmental regulation or other agreement applicable to the Lessor or any Obligation; (i) any claim as a result of any other dealings among the Lessor, any Related Assignee, the Guarantor, any Noteholder or any of them; (j) the assignment or transfer of this Guaranty, any Operative Document (whether or not in accordance with and subject to the terms thereof) or any other agreement or instrument referred to in any Operative Document or applicable to the Lessee or the Obligations by the Lessor to any other Person; (k) any change in the name of the Lessor, any Related Assignee, the Lessee or any other Person; (l) any subleasing or further subleasing of the Facility or any other Parcel of Property or Unit of Equipment or any part thereof, or any redelivery, repossession, sale, transfer or other disposition, surrender or destruction of the Facility or any other Parcel of Property or Unit of Equipment or any part thereof; (m) the transfer, assignment, mortgaging or purported transfer, assignment or mortgaging of all or any part of the interest of the Lessor, its successors or assigns, or the Lessee in the Facility or any other Parcel of Property or Unit of Equipment or any part thereof or the failure to record a mortgage on or with respect to all or any part of the Lessor's interest in the Facility or any part thereof or any other Recordable Document; (n) any failure of title with respect to the interest of the Lessor or the Lessee, or their respective successors and assigns, in the Facility or any other Parcel of Property or Unit of Equipment or any part thereof; (o) any defect in the compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of, the Facility or any other Parcel of Property or Unit of Equipment or any part thereof by the Lessee or any other Person for any reason whatsoever (including without limitation any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy, or any Event of
Loss), and regardless of the duration thereof (even though such duration would otherwise constitute a frustration of the Lease), whether or not without fault on the part of the Lessee or any other Person; (p) any merger or consolidation of the Lessee or the Guarantor into or with any other Person or any direct or indirect sale, lease or transfer of any other assets of the Lessee or the Guarantor to any other Person; (q) any change in the ownership of any shares of capital stock of the Guarantor or the Lessee (including any such change which results in the Guarantor no longer owning capital stock of the Lessee); or (r) any other event or circumstance whatsoever (other than indefeasible payment and performance in full of the Obligations).

        2.6Waiver. The Guarantor unconditionally waives: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise (except as expressly required to be given to the Guarantor by any Operative Document) to preserve any rights against the Guarantor hereunder, including notice of the acceptance of this Guaranty by the Lessor or any Related Assignee, or the creation, renewal, extension, modification or accrual of the Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest or nonpayment of any damages or other amounts payable under any Operative Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Operative Document, including diligence in collection or protection of or realization upon the Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default or termination under any Operative Document, except that this shall not relieve the Lessor of any such obligation; (f) the occurrence of every other condition precedent to which the Guarantor or the Lessee may otherwise be entitled, except as provided in any Operative Document; and (g) the right to require the Lessor or any Related Assignee to proceed against the Lessee or any other Person liable on the Obligations, to proceed against or exhaust security held from the Lessee or any other Person, or to pursue any other remedy in the Lessor's or such Related Assignee's power whatsoever, and the Guarantor waives the right to have the property of the Lessee first applied to the discharge of the Obligations.

        The Lessor or any Related Assignee may, at its election, exercise any right or remedy it might have against the Lessee or any security held by the Lessor or such Related Assignee, including the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Obligations have been indefeasibly paid or satisfied, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Lessee or any such security, whether resulting from such election by the Lessor or such Related Assignee or otherwise. The Guarantor waives any defense arising by reason of any disability or other defense of the Lessee, or by reason of the cessation from any cause whatsoever of the liability, either in whole or in part, of the Lessee to the Lessor for the Obligations.

        The Guarantor understands that the Lessor's or any Related Assignee's exercise of certain rights and remedies contained in the Operative Documents may affect or eliminate the Guarantor's rights of subrogation against the Lessee and that the Guarantor may therefore incur partially or totally nonreimbursable liability hereunder; nevertheless, the Guarantor hereby authorizes and empowers the Lessor, its successors, endorsees and/or assignees (including each Related Assignee) to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of the Guarantor that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

        The Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Lessee and of all other circumstances bearing upon the risk of nonpayment of the Obligations and agrees that neither the Lessor nor any Related Assignee shall have any duty to advise the Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. The Guarantor acknowledges that neither the Lessor nor any Related Assignee has made any representation to the Guarantor concerning the financial condition of the Lessee.

                                    SECTION 3

                           COVENANTS OF THE GUARANTOR

        3.1Affirmative Covenants. So long as any Operative Document is in effect or the Lessee owes any amount thereunder, the Guarantor covenants as follows:

               3.1.1 Financial and Business Information. The Guarantor will deliver or otherwise make available to the Lessor and each Qualifying Assignee through electronic media (provided that the Guarantor shall give prior written notice to each such Person of such availability and shall, notwithstanding such availability, make timely delivery to each such Person upon its request either generally or from time to time):

               (a)Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Guarantor (other than the last quarterly fiscal period of each such fiscal year), copies of

                         (i) a  consolidated  balance sheet of the Guarantor and
                    its Subsidiaries as at the end of such quarter, and

                      (ii) consolidated statements of income and cash flows of the Guarantor and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Guarantor's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 3.1.1 if such Quarterly Report also complies with the requirements of clauses (i) and (ii) of this Section 3.1.1(a);

               (b)Annual Statements -- as soon as available and in any event within 120 days after the end of each fiscal year of the Guarantor, copies of

                         (i) a  consolidated  balance sheet of the Guarantor and
                    its Subsidiaries as at the end of such year, and

                      (ii)  consolidated   statements  of  income,   changes  in
               shareholders' equity and cash flows of the Guarantor and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Guarantor's Annual Report on Form 10-K for such fiscal year (together with the Guarantor's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 3.1.1(b) if such Annual Report also complies with the requirements of clauses
(i) and (ii) of this Section 3.1.1(b);

               (c)SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Guarantor or any Material Subsidiary to public securities holders generally and (ii) each regular, periodic or current report and each registration statement (without exhibits except as expressly requested by such Qualifying Assignee and other than registration statements on Form S-8 or any successor form), and each final prospectus and all amendments thereto filed by the Guarantor or any Material Subsidiary with the SEC;

               (d)Notice of Potential Lease Default, Lease Event of Default or Recording Event -- promptly, and in any event within five days after a Responsible Officer's becoming aware of the existence of any Potential Lease Default, Lease Event of Default or Recording Event, a written notice specifying the nature and period of existence thereof and what action the Guarantor or the Lessee is taking or proposes to take with respect thereto;

               (e)ERISA Matters -- promptly, and in any event within five days after a Responsible Officer's becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Guarantor or an ERISA Affiliate proposes to take with respect thereto:

                      (i) with respect to any Plan,  any  reportable  event,  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                      (ii) the taking by the PBGC of steps to institute,  or the threatening by the PBGC of the institution of,  proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Guarantor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                      (iii) any  event,  transaction  or  condition  that  could result in the incurrence of any liability by the Guarantor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Guarantor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; and

               (f)Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Guarantor, any of its Material Subsidiaries or the Lessee or relating to the ability of the Guarantor to perform its obligations under this Guaranty or the Consent and Agreement (as defined in the Note Purchase Agreement) of Guarantor or the ability of the Lessee to perform its obligations under the Lease as from time to time may be reasonably requested by any Qualifying Assignee, acting through the Related Assignee.

               3.1.2 Officer's Certificates. Each set of financial statements delivered to a Qualifying Assignee pursuant to Section 3.1.1(a) or Section 3.1.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer to the effect that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Guarantor, its Material Subsidiaries and the Lessee from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Potential Lease Default, Lease Event of Default or Recording Event or, if any such condition or event existed or exists (including without limitation any such event or condition resulting from the failure of the Guarantor, any Material Subsidiary or the Lessee to comply with any Environmental Requirement), specifying the nature and period of existence thereof and what action the Guarantor, such Material Subsidiary or the Lessee shall have taken or proposes to take with respect thereto.

               3.1.3 Inspection. The Guarantor shall permit the representatives of each Qualifying Assignee:

               (a)No Recording Event or Lease Default -- if no Recording Event (other than a Recording Event described in clause (iv) of the definition thereof), or Lease Event of Default then exists, at the expense of such Qualifying Assignee and upon reasonable prior notice to the Guarantor and compliance with the Guarantor's safety procedures, to visit the principal executive office of the Guarantor, to discuss the affairs, finances and accounts of the Guarantor, its Material Subsidiaries and the Lessee with the Guarantor's officers, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) its independent public accountants; and

               (b)Recording Event or Lease Default -- if a Recording Event (other than a Recording Event described in clause (iv) of the definition thereof), or Lease Event of Default then exists, at the expense of the Guarantor to visit and inspect any of the offices or properties of the Guarantor, any Material Subsidiary or the Lessee, to examine all their respective books of account, records, reports and other papers (other than information that the Guarantor is prohibited from disclosing under applicable laws), to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Guarantor authorizes said accountants to discuss the affairs, finances and accounts of the Guarantor, its Material Subsidiaries and the Lessee), all at such times and as often as may be requested (and subject to the requirement that each such representative sign the Guarantor's customary confidentiality agreement with respect to any proprietary information sought to be examined or discussed and compliance with the Guarantor's or any Material Subsidiary's safety procedures).

               3.1.4  Compliance with Law.  Without limiting the requirements of
Section 2 of the Lease, the Guarantor will and will cause each of its Material Subsidiaries and the Lessee to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Requirements, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               3.1.5 Insurance. Without limiting the requirements of Section 10 of the Lease, the Guarantor will and will cause each of its Material Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

               3.1.6 Maintenance of Properties. Without limiting the requirements of Section 9 of the Lease, the Guarantor will and will cause each of its Material Subsidiaries to maintain and keep, or cause to be maintained and kept, in accordance with Prudent Gas Utility Practice, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 3.1.6 shall not prevent the Guarantor or any Material Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Guarantor has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               3.1.7 Payment of Taxes and Claims. The Guarantor will and will cause each of its Material Subsidiaries and the Lessee to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Guarantor or any Material Subsidiary or the Lessee, provided that neither the Guarantor nor any Material Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by the Guarantor or such Material Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Guarantor or a Material Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Guarantor or such Material Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies or claims in the aggregate would not reasonably be expected to have a Material Adverse Effect.

               3.1.8 Corporate Existence, etc. Subject to Section 3.2.1, the Guarantor will at all times preserve and keep in full force and effect its corporate existence. Subject to Section 3.2.1, the Guarantor will at all times preserve and keep in full force and effect the corporate existence of each of its Material Subsidiaries and all rights and franchises of the Guarantor and its Material Subsidiaries unless, in the good faith judgment of the Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

        3.2Negative Covenants. So long as any Operative Document is in effect or the Lessee owes any amount thereunder, the Guarantor will not, and will not permit any Material Subsidiary to:

               3.2.1 Mergers. Etc. Directly or indirectly merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, except that:

               (a)any Material Subsidiary may merge or consolidate with or dispose of assets to or acquire assets from any other Material Subsidiary; and

               (b)any Material Subsidiary may merge into or consolidate with or transfer assets to the Guarantor, and the Guarantor or any Material Subsidiary may merge or consolidate with or transfer assets to any other Person;

provided that in each case, immediately after giving effect thereto, (x) no Event of Default shall occur and be continuing, (y) in any case of any such merger, consolidation or transfer of assets to which the Guarantor is not a party, a Subsidiary of the Guarantor shall be the continuing or surviving Person or transferee of such assets, and (z) in any case of any such merger, consolidation or transfer of assets to which the Guarantor is a party, (A) if the Guarantor is the continuing or surviving Person, (I) the Guarantor shall be rated at least Baa3 by Moody's Investors Service, Inc. (or any successor agency) and at least BBB- by Standard & Poor's Ratings Services (or any successor agency), (II) the Guarantor shall have, on a pro forma basis, a Consolidated Net Worth at least equivalent to its Consolidated Net Worth immediately prior thereto and (III) the Guarantor shall continue to own and operate, directly or indirectly, the Core Gas Distribution Business, or (B) if the Guarantor is not the continuing or surviving Person nor the Person who acquires by transfer, lease or otherwise all or substantially all of the assets of the Guarantor, (I) the continuing or surviving Person or transferee shall continue to own and operate, directly or indirectly, the Core Gas Distribution Business, (II) the continuing or surviving Person or transferee shall be rated at least Baa3 by Moody's Investors Service, Inc. (or any successor agency) and at least BBB- by Standard & Poor's Ratings Services (or any successor agency), (III) the continuing or surviving Person or transferee shall have, on a pro forma basis, a Consolidated Net Worth at least equivalent to the Guarantor's Consolidated Net Worth immediately prior thereto, (IV) the continuing or surviving Person or transferee shall assume, by execution and delivery of instruments reasonably satisfactory to the Lessor and each Related Assignee, the obligations of the Guarantor under this Guaranty and shall become successor to the Guarantor for purposes of this Guaranty, but the Guarantor shall not thereby be released, without the consent of the Lessor and each Qualifying Assignee, from its obligations under this Guaranty and (V) the continuing or surviving Person or transferee shall deliver to the Lessor and each Qualifying Assignee an opinion of counsel of such continuing or surviving Person or transferee, in form and substance reasonably satisfactory to the Lessor and each Related Assignee, with respect to the enforceability of this Guaranty against such continuing or surviving Person or transferee.

               3.2.2 Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any Material Subsidiary to sell, lease, transfer or otherwise dispose of (other than in connection with a transaction authorized by Section 3.2.1) any substantial part of its assets; provided that the foregoing shall not prohibit any sale, lease, transfer or disposition which (i) would not materially impair the ability of the Guarantor to perform its obligations under this Guaranty and (ii) together with all other such sales, leases, transfers or dispositions, could not reasonably be expected to have a Material Adverse Effect. Notwithstanding anything to the contrary contained in this Guaranty and without limiting the generality of the foregoing, the Guarantor (or any successor formed by a consolidation or merger with, or the transferee of all or substantially all of the assets of, the Guarantor permitted under Section 3.2.1 hereof) shall at all times continue to own and operate, directly or indirectly, the Core Gas Distribution Business.

                                    SECTION 4

                         REPRESENTATIONS AND WARRANTIES

        The Guarantor represents and warrants to the Lessor and each Related Assignee (effective as of the Effective Date for the Facility) that:

        4.1Organization; Power and Authority. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Guarantor has full power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and to execute and deliver and perform the provisions of this Guaranty.

        4.2Authorization, etc. This Guaranty has been duly authorized by all necessary corporate and shareholder action on the part of the Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        4.3Disclosure. The Private Placement Memorandum dated April 1999 (such Private Placement Memorandum together with any financial statements attached thereto, the "Memorandum"), relating to the transactions contemplated hereby fairly describes, in all material respects, the business and properties of the Guarantor and its Material Subsidiaries. None of this Guaranty, the Memorandum, and the financial statements listed in Schedule 4.5 to this Guaranty, taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or in the financial statements listed in Schedule 4.5 to this Guaranty, since December 31, 1998, there has been no change in the financial condition, operations, business or properties of the Guarantor or any Material Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

        4.4Organization  and  Ownership  of  Shares  of  Material  Subsidiaries.
Schedule 4.4 to this Guaranty contains (except as noted therein) complete and correct lists of (i) the Material Subsidiaries, showing, as to each such Material Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Guarantor and each other Subsidiary of the Guarantor and (ii) the Guarantor's directors and senior officers.

        All of the outstanding shares of capital stock or similar equity interests of each Material Subsidiary shown in Schedule 4.4 as being owned by the Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 4.4).

        Each Material Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Material Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

        No Material Subsidiary is a party to or otherwise subject to any legal restriction or any agreement (other than this Guaranty, the agreements listed on
Schedule 4.4 and customary limitations imposed by corporate law statutes and applicable regulatory requirements) restricting the ability of such Material Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Guarantor or any of its Subsidiaries that owns outstanding shares of capital stock of such Material Subsidiary.

        4.5Financial Statements. The Guarantor has delivered to the Lessor and each Note Purchaser copies of the consolidated financial statements of the Guarantor listed on Schedule 4.5 to this Guaranty. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Guarantor and its Subsidiaries as of the respective dates specified in such
Schedule 4.5 and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

        4.6Compliance with Laws, Other Instruments, etc. The execution, delivery and performance by the Guarantor of this Guaranty will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Guarantor or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Guarantor or any of its Subsidiaries is bound or by which the Guarantor or any of its Subsidiaries or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Guarantor or any of its Subsidiaries or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Guarantor or any of its Subsidiaries.

        4.7Governmental Authorizations, etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Guarantor of this Guaranty.

        4.8Litigation; Observance of Agreements, Statutes and Orders. (a) Except as disclosed in Schedule 4.8(a) to this Guaranty, there are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its Subsidiaries or any property of the Guarantor or any of its Subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

        (b) Except as disclosed in Schedule 4.8(b) to this Guaranty, neither the Guarantor nor any of its Subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to it, or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Requirements) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

        4.9Taxes. The Guarantor and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Guarantor or any of its Subsidiaries, as the case may be, has established adequate reserves in accordance with GAAP.

        4.10 Title to Property; Leases. The Guarantor and its Material Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet described in Schedule 4.5 to this Guaranty or purported to have been acquired by the Guarantor or any Material Subsidiary after the date of such balance sheet (except as sold or otherwise disposed of in the ordinary course of business). The Lease and all other leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

        4.11 Licenses, Permits, Y2K, etc. Except as disclosed in Schedule 4.11(a) to this Guaranty:

                      (i) the  Guarantor  and its Material  Subsidiaries  own or
               possess  all  licenses,  permits,   franchises,   authorizations,
               patents, proprietary software, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                      (ii) to the best knowledge of the Guarantor, no product of the Guarantor or any Material Subsidiary infringes in any Material respect on any license, permit, franchise, authorization, patent, proprietary software, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                      (iii) to the best knowledge of the Guarantor,  there is no
               Material violation by any Person of any right of the Guarantor or any of its Material Subsidiaries with respect to any patent, proprietary software, copyright, service mark, trademark, trade name or other right owned or used by the Guarantor or any of its Material Subsidiaries.

               (a)The Guarantor and its Subsidiaries are in the process of (i) reviewing and assessing all areas within their respective businesses and operations (including those affected by information received from suppliers and vendors) that would reasonably be expected to be adversely affected by the Year 2000 Problem, (ii) developing a plan and timetable for addressing the Year 2000 Problem on a timely basis, and (iii) where a plan is substantially complete, implementing that plan substantially in accordance with that timetable. The Guarantor reasonably believes that all of its computer applications that are Material to the businesses and operations of the Guarantor and its Subsidiaries will on a timely basis be Year 2000 Compliant, except to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect. The Guarantor has asked its Material vendors and suppliers about their plans for and progress in identifying and addressing problems that their computer systems may face in correctly processing date information related to the Year 2000 Problem and is developing contingency plans for any essential vendors and suppliers who fail to give the Guarantor sufficient credible information of their readiness as it affects the Guarantor's ability to be Year 2000
        Compliant. As used in this Section 4.11(b), the term "Year 2000 Compliant" means all computer applications of the Guarantor that are Material to the businesses and operations of the Guarantor and its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions involving all dates on and after January 1, 2000; and the term "Year 2000 Problem" means the risk that computer applications used by the Guarantor or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates on and after January 1, 2000.

        4.12 Compliance with ERISA. (a) The Guarantor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Guarantor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Guarantor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Guarantor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not, individually or in the aggregate, be Material.

        (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

        (c) The Guarantor and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

        (d) The expected postretirement benefit obligation (determined as of the last day of the Guarantor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Guarantor and its Subsidiaries is reflected in the financial statements listed in Schedule 4.5 to this Guaranty as of the respective dates thereof.

        (e) The execution and delivery of this Guaranty will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Guarantor in the first sentence of this Section 4.12(e) is made in reliance upon and subject to the accuracy of the representations of the Note Purchasers in Section 2.2 of the Note Purchase Agreement as to the sources of the funds used to pay the purchase price of the Notes to be purchased by them thereunder.

        4.13 Offering of the Notes and this Guaranty, Etc. Neither the Guarantor nor anyone authorized to act on its behalf has offered this Guaranty or the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Note Purchasers and not more than 110 other institutional investors (all such other investors being "accredited investors" as defined under Rule 501(a) of the Securities Act). Neither the Guarantor nor anyone authorized to act on its behalf has taken, or will take, any action that would subject the execution and delivery of this Guaranty or the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

        4.14 Existing Indebtedness. Neither the Guarantor nor any Subsidiary is in default, and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Guarantor or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Guarantor or any Subsidiary that would permit one or more Persons to cause such Indebtedness to become due and payable before its stated maturity, except in each case for any default, event or condition which individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                                    SECTION 5

                                  MISCELLANEOUS

        5.1Payments. Each payment by the Guarantor under this Guaranty shall be made in immediately available funds to or on the order of the Lessor or any Related Assignee, as the case may be, in each case without setoff or counterclaim; provided that, no such payment shall be deemed a waiver of any rights the Guarantor may have against the Lessor or the Lessee.
        5.2Parties. This Guaranty shall inure to the benefit of the Lessor and each Related Assignee (including the Noteholders) and its and their respective successors, assigns or transferees, and shall be binding upon the Guarantor and its successors and assigns. The Guarantor may not delegate any of its duties under this Guaranty without the prior written consent of the Lessor and each Related Assignee or except as otherwise permitted by Section 3.2.1. Upon notice to the Guarantor, the Lessor and its successors, assigns and transferees may assign its or their rights and benefits under this Guaranty to (a) any financial institutions providing financing to the Lessor in connection with the Lease or any trustee for such financial institutions, and (b) any purchaser or transferee of all or a substantial portion of the rights and interests of the Lessor and its successors, assigns or transferees in and to the Facility or any Parcel of Property or Unit of Equipment. The Guarantor acknowledges receipt of notice of such assignment to The Bank of New York, as trustee, in connection with the Lessor's financing of the Facility.

        5.3Notices. All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed through the United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (a), (b) or (c) of this Section 5.3. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party and the Related Assignee in the manner set forth herein. The initial addresses of the parties hereto are as follows:

               If to the Lessor:

                      LIC Funding, Limited Partnership
                      c/o LIC Capital, Inc.,
                         as General Partner
                      c/o ML Leasing Equipment Corp.
                      World Financial Center
                      North Tower
                      250 Vesey Street
                      New York, New York 10281

                      Attention: Jean M. Tomaselli
                      Telecopier: (212) 449-2854
                      Telephone:  (212) 449-7925

               With a copy to:

                      ML Leasing Equipment Corp.
                      Controller's Office
                      World Financial Center
                      South Tower - 14th Floor
                      225 Liberty Street
                      New York, New York  10080

                      Attention: Kira Toone
                      Telecopier: (212) 236-7584
                      Telephone:  (212) 236-7203

               If to the Guarantor:

                      KeySpan Corporation
                      One MetroTech Center
                      Brooklyn, New York  11201

                      Attention:  General Counsel
                      Telecopier: (718) 403-1000
                      Telephone: (718) 696-7139

        5.4Remedies. The Guarantor stipulates that the remedies at law in respect of any default or threatened default by the Guarantor in the performance of or compliance with any of the terms of this Guaranty are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise.

        5.5Right to Deal with the Lessee. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantor hereunder, the Lessor or any Related Assignee may deal with the Lessee in the same manner and as fully and as if this Guaranty did not exist and shall be entitled, among other things, to grant the Lessee, without notice or demand and without affecting the Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of payment or any part thereof contained in or arising under any Operative Document, or to waive any Obligation of the Lessee to perform any act or acts as the Lessor or any Related Assignee may deem advisable.

        5.6Subrogation. The Guarantor will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made hereunder or otherwise, until all of the Obligations have been indefeasibly paid in full in cash and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash, such amount shall be held in trust for the benefit of the Lessor and the trustee under any Financing Arrangement and shall forthwith be paid as provided in Section 5.1 hereof to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Operative Documents. If (a) the Guarantor shall make payment to the Lessor or any successor, assignee or transferee of the Lessor of all or any part of the Obligations and (b) all the Obligations shall be indefeasibly paid in full in cash, the Lessor or any such successor, assignee or transferee of the Lessor will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse as set forth in Section 31 of the Lease, and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

        5.7Survival of Representations, Warranties, etc. All representations, warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of the Lessor or any Related Assignee (including any Noteholder) and shall continue in full force and effect, notwithstanding any termination or unenforceability of the Lease or any other Operative Document or the Notes, until all of the obligations of the Guarantor under this Guaranty shall be fully performed in accordance with the terms hereof, including without limitation the payment and performance in full of all Obligations.

        5.8GOVERNING LAW; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE GUARANTOR EXPRESSLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS GUARANTY OR ANY OTHER OPERATIVE DOCUMENT. THE GUARANTOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 5.8 HAVE BEEN
BARGAINED FOR AND THAT THE GUARANTOR HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

        5.9Severability. If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby. Any term of this Guaranty may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and Lessor, and consented to by the trustee under any Financing Arrangement.

        5.10 Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        5.11 No Merger. There shall be no merger of this Guaranty and the Lease by reason of the fact that the same person, firm or entity is, directly or indirectly, the Guarantor and a lessee under the Lease or acquires or holds the leasehold estate created by the Lease or any part of such leasehold estate.

        5.12 No Solicitation  of  Noteholders.  Neither the Guarantor nor any of
its Subsidiaries will make any solicitation or request of the Lessor, the Related Assignee or any Noteholder for or with respect to any proposed waiver or amendment of any of the provisions of this Guaranty or any of the other Finance Documents (as defined in the Note Purchase Agreement) unless the Lessor and each Noteholder shall be informed thereof by the Guarantor and shall be afforded the opportunity of considering the same and shall be supplied by the Guarantor with sufficient information to enable it to make an informed decision with respect thereto. Neither the Guarantor nor any of its Subsidiaries will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fees or otherwise, or grant any security to the Lessor or any Noteholder as consideration for, as an inducement to or in connection with the Lessor or such Noteholder entering into any waiver or amendment of any of the provisions of this Guaranty or any of the other Finance Documents unless such remuneration is concurrently paid or security is concurrently granted, on the same terms, to the Lessor and ratably to the holders of all of the Notes then outstanding.

               IN WITNESS WHEREOF, the undersigned have caused this Guaranty to be executed and delivered as of the day and year first above written.

                                            KEYSPAN CORPORATION
                                              (d/b/a KeySpan Energy),
                                              as Guarantor


                                            By:___________________________
                                                Name:
                                                Title:


Acknowledged and Agreed:

LIC FUNDING, LIMITED PARTNERSHIP

By:     LIC Capital, Inc.,
        its General Partner


By: ____________________________
        Name:
        Title:

                                              A-5
343675-v14  0064428-0045

343675-v14  0064428-0045

                                    EXHIBIT A

                                  DEFINED TERMS



        "COVENANT OBLIGATIONS" means all obligations, covenants and undertakings of the Lessee contained in the Operative Documents, other than Payment Obligations.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

        "ERISA   AFFILIATE"  means  any  trade  or  business   (whether  or  not
incorporated) that is treated as a single employer together with the Guarantor under Section 414 of the Code.

        "EVENT OF DEFAULT" means any of the following events shall occur and be continuing:

               (a) The Guarantor shall fail to pay any amount due under this Guaranty when the same becomes due and payable; or

               (b) Any representation or warranty made by the Guarantor in this Guaranty or by the Guarantor (or any of its officers) in connection with this Guaranty or any Financing Arrangement shall prove to have been incorrect in any material respect when made; or

               (c) The Guarantor shall fail to perform or observe (i) any term, covenant or agreement contained in Section 3.1.1, Section 3.1.5 or
        Section 3.2 of this Guaranty, or (ii) any other term, covenant or agreement contained in this Guaranty on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Guarantor by the Lessor or any Related Assignee; provided, that if such default is of a nature that is not capable of being cured within such thirty (30) day period and the Guarantor shall have diligently commenced curing such default and proceeds diligently and in good faith thereafter to complete curing such default, such thirty (30) day period shall be extended to ninety (90) days; or

               (d) The entry of a decree or order for relief in respect of the Guarantor or a Material Subsidiary by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Guarantor or a Material Subsidiary or of any substantial part of the respective property of the Guarantor or a Material Subsidiary, or ordering the winding up or liquidation of the affairs of the Guarantor or a Material Subsidiary, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

               (e) The suspension or discontinuance of the business operations of the Guarantor or a Material Subsidiary, the insolvency (however evidenced) of the Guarantor or a Material Subsidiary or the admission by the Guarantor or a Material Subsidiary of insolvency or bankruptcy, or the commencement by the Guarantor or a Material Subsidiary of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by the Guarantor or a Material Subsidiary to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Guarantor or a Material Subsidiary or of any substantial part of the respective property of the Guarantor or a Material Subsidiary, or the making by the Guarantor or a Material Subsidiary of an assignment for the benefit of creditors, or the failure of the Guarantor or a Material Subsidiary generally to pay its debts as such debts become due, or the taking of corporate action by the Guarantor or a Material Subsidiary in furtherance of any such action; or

               (f) A default or event of default, the effect of which is to permit the holder or holders of any Indebtedness of the Guarantor or a Material Subsidiary in excess of $5,000,000 in the aggregate, or a trustee or agent on behalf of such holder or holders, to cause such Indebtedness to become due prior to its stated maturity, shall occur and be continuing under the provisions of any agreement pursuant to which such Indebtedness was created or any instrument evidencing such Indebtedness, or any obligation of the Guarantor or such Material Subsidiary for the payment of such Indebtedness shall become or be declared to be due and payable prior to its stated maturity, or shall not be paid when due (after giving effect to any applicable grace period); or

               (g) Any final non-appealable judgment for the payment of money in excess of $5,000,000 shall be rendered against the Guarantor or any of its Material Subsidiaries by any court of competent jurisdiction and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution of such judgment or judgments shall not be effectively stayed.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

        "INDEMNIFICATION OBLIGATIONS" means any amount or amounts due to any Indemnified Person from the Lessee pursuant to Section 11 of the Lease.

        "LEASE" means the Lease Agreement dated as of June 9, 1999 between LIC Funding, Limited Partnership, as Lessor, and KeySpan-Ravenswood, Inc., as Lessee, as the same may be amended or supplemented from time to time in accordance with its terms and the terms of the Collateral Indenture.

        "LEASE EVENT OF DEFAULT" means an Event of Default under the Lease.

        "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Guarantor and its Subsidiaries taken as a whole.

        "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Guarantor and its Subsidiaries taken as a whole, or (b) the ability of the Lessee to perform its obligations under the Lease or any other Operative Document to which it is a party, or (c) the ability of the Guarantor to perform its obligations under this Guaranty, or (d) the validity or enforceability of this Guaranty or any other Operative Document.

     "MATERIAL SUBSIDIARY" means "Material Subsidiary" as defined in the Lease.

        "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

        "NOTE" means any of the 6.91% Senior Notes due 2009, issued by the Lessor pursuant to the Note Purchase Agreement.

        "NOTEHOLDER" means the Person in whose name a Note is registered from time to time.

     "NOTE PURCHASER" has the meaning specified in the Note Purchase Agreement.

        "NOTE PURCHASE AGREEMENT" means, collectively, the several Note Purchase Agreements, each dated as of June 9, 1999, between the Lessor and the purchasers named in Schedule I thereto, as the same may be amended, restated, modified or supplemented from time to time.

         "OBLIGATIONS" means Payment Obligations and Covenant Obligations, individually and collectively.

        "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Guarantor whose responsibilities extend to the subject matter of such certificate.

        "OPERATIVE DOCUMENTS" means this Guaranty, the Lease, any Consent, the Facility Support Agreement, the SNDA (as defined in the Note Purchase Agreement), the Landlord's Consent (as defined in the Note Purchase Agreement), the Site Lease, each Ground Lease, and each agreement, certificate or instrument delivered by the Guarantor or the Lessee pursuant to the terms of any of the foregoing.

        "PAYMENT OBLIGATIONS" means all amounts stated in the Operative Documents to be payable by the Lessee, including without limitation (but without duplication), amounts in respect of (i)(A) an Event of Loss, Event of Default or Event of Lease Termination (as each such term is defined in the Lease) and (B) any other termination or expiration of the Lease, including without limitation, a termination of the Lease or purchase of the Facility or a Parcel of Property or Unit of Equipment, as the case may be, pursuant to the terms of Section 12,
Section 13, Section 14, Section 15, Section 16 and Section 29 of the Lease; (ii) Basic Rent, Additional Rent, Acquisition Cost and Debt Yield-Maintenance Premium; (iii) a Recording Event under Section 8(i) of the Lease; and (iv) all amounts of Indemnification Obligations, in each case, notwithstanding any rejection of the Lease by the Lessee or a trustee in any Federal or state bankruptcy, insolvency or other similar proceeding and any limit imposed in any such proceeding or by statute or other applicable law on the amounts payable under the Lease by the Lessee.

        "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

        "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, limited liability company, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

        "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Guarantor or any ERISA Affiliate or with respect to which the Guarantor or any ERISA Affiliate may have any liability.

        "POTENTIAL DEFAULT" means any event that, with the giving of notice, lapse of time or both, would constitute an Event of Default.

        "POTENTIAL LEASE DEFAULT" means a Potential Default under the Lease.

        "PROPERTY"or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

        "PRUDENT GAS UTILITY PRACTICE" means, as the context may require, at a particular time any of the practices, methods and acts (including, without limitation, methods or acts engaged in or approved by at least a substantial portion of the gas utility industry prior thereto) which, in the exercise of a Material Subsidiary's reasonable judgment in light of the facts and the characteristics of the property of such Material Subsidiary known at the time the decision was made, would have been expected to accomplish the desired result at the lowest reasonable cost consistent with reliability, safety, expedition and good customer relations. "Prudent Gas Utility Practice" is not intended to be limited to the optimum practice, method or act, to the exclusion of all others, but rather to be a spectrum of reasonable and prudent practices, methods or acts.

        "QUALIFYING ASSIGNEE" means each (a) Noteholder or other Person originally providing credit support to the Lessor pursuant to a Financing Arrangement (together with the Affiliates of such Noteholder or other Person and any collateral trustee or agent for any thereof), and (b) transferee of such Noteholder or other Person which holds at least 1% (or in the case of Section
3.1.1 (a) through (e), 0.5%) of the total unpaid principal amount of indebtedness under such Financing Arrangement.

        "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Guarantor with responsibility for the administration of the relevant portion of this Guaranty.

        "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

        "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer, assistant treasurer or comptroller of the Guarantor.

        "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries owns more than 50% of the voting stock or other equity interest of such Person . Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Guarantor.

2
343675-v14  0064428-0045


343675-v14  0064428-0045
                                  SCHEDULE 4.4

             ORGANIZATION AND OWNERSHIP OF SHARES OF MATERIAL SUBSIDIARIES

Material Subsidiaries

Brooklyn Union Gas Company, a New York corporation, is a wholly owned subsidiary of KeySpan Energy Corp. (a wholly owned subsidiary of the Guarantor).

KeySpan Gas East Corporation d/b/a Brooklyn Union of Long Island, a New York corporation, is a wholly owned subsidiary of the Guarantor.

Guarantor's Directors

Robert B. Catell
Lilyan H. Affinito
George Bugliarello
Howard R. Curd
Richard N. Daniel
Donald H. Elliot
Alan H. Fishman
James R. Jones
Stephen W. McKessy
Edward D. Miller
Basil A. Paterson
James Q. Riordan
Frederic V. Salerno
Vincent Tese

Guarantor's Executive Officers

Robert B. Catell - Chief Executive Officer
Anthony J. DiBrita - Senior Vice President of Gas Operations
Lawrence S. Dryer - Vice President of Internal Audit
Robert J. Fani - Senior Vice President of Gas Marketing and Sales
William K. Feraudo - Senior Vice President
Ronald S. Jendras - Vice President, Controller and Chief Accounting Officer Frederick M. Lowther - General Counsel
David J. Manning - Senior Vice President of Corporate Affairs
Craig G. Matthews - President and Chief Operating Officer
H. Neil Nichols - Senior Vice President
Anthony  Nozzolillo - Senior Vice President of the Company's  Electric  Business
Unit
Wallace P. Parker, Jr. - Senior Vice President of Human Resources
David L. Phillips - Senior Vice President of Strategic Planning & Corporate Development
Lenore F. Puleo - Senior Vice President of Customer Relations
Cheryl Smith - Senior Vice President and Chief Information Officer
Michael J. Taunton - Vice President of Investor Relations
Robert R. Wieczorek - Vice President, Secretary and Treasurer
Steven L. Zelkowitz - Senior Vice President and Deputy General Counsel




Restrictions on Payment of Dividends

There are no agreements restricting the ability of any Material Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Guarantor or any of its Subsidiaries that owns outstanding shares of capital stock of any Material Subsidiary, except as set forth in the reports, schedules, forms, statements and other documents filed by the Guarantor with the Securities and Exchange Commission, and publicly available prior to the date of this Guaranty.

                                  SCHEDULE 4.5

                              FINANCIAL STATEMENTS

Copies of the Guarantor's audited financial statements dated December 31, 1998 and the unaudited financial statements dated March 31, 1999 are attached hereto.

                                  SCHEDULE 4.8

                                   LITIGATION

None, except as set forth in the statements under the captions "Item 1. Business Environmental Matters," "Item 3. Legal Proceedings," "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations Environmental" and "Note 8. Contractual Obligations, Financial Instruments and Contingencies" of the Annual Report of the Guarantor or any Subsidiary of the Guarantor for the year ended December 31, 1998 on Form 10-K and the statements under the captions "Note 6. Environmental Matters" of "Item 1. Financial
Statements," "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations -- Environmental" and "Item 1. Legal Proceedings" of Part II of the Quarterly Report of the Guarantor or any Subsidiary of the Guarantor for the quarter ended March 31, 1999 on Form 10-Q filed with the Securities and Exchange Commission, and publicly available prior to the date of this Guaranty.

                                  SCHEDULE 4.11

                             LICENSES, PERMITS, Y2K



                                      NONE